Exhibit 99.1

TETRA Technologies, Inc.

Introduction to the Unaudited Pro Forma Consolidated Financial Statements

On January 29, 2021, Tetra Technologies, Inc. (the “Company”) sold (i) 10,952,478 common units representing limited partner interests of CSI Compressco LP (the “Partnership”) and (ii) all of the outstanding membership interests in CSI Compressco GP LLC, the general partner of the Partnership, to Spartan Energy Partners LP (“Spartan”) (the “GP Sale”). In December 2020, the Company received cash proceeds of $14.2 million from the sale to Spartan of 15 large compressors that are subject to a lease agreement with the Partnership (the “Compressor sale”). The sale of common units, the GP Sale and Compressor sale are collectively referred to as the “CSI Compressco Transactions.” The Company will continue to own 5,237,970 common units of the Partnership.

The following unaudited pro forma consolidated financial statements are based on the Company’s historical consolidated financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2019 and the Quarterly Report filed on Form 10-Q for the quarter ended September 30, 2020. The Company’s historic financial statements are adjusted to give effect to the CSI Compressco Transactions as if they had occurred at the beginning of each reporting period. The unaudited pro forma consolidated balance sheet as of September 30, 2020 gives effect to the CSI Compressco Transactions as if they had occurred on September 30, 2020.

The pro forma adjustments are based upon available information and certain assumptions that Company’s management believes are reasonable under the circumstances. The unaudited pro forma consolidated financial statements presented do not necessarily reflect the operating results or the financial position of the Company if the transactions occurred on the dates presented and is not intended to be indicative of future operating results or financial position.

The unaudited pro forma financial information, including notes thereto, should be read in conjunction with the historical financial statements of the Company included in our Annual Report on Form 10-K for the year ended December 31, 2019 and the Quarterly Report filed on Form 10-Q for the quarter ended September 30, 2020.

TETRA Technologies, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statements of Operations
Nine Months Ended September 30, 2020
(In Thousands, Except Per Share Amounts)

	As Reported	Discontinued Operations	Pro Forma Adjustments		Pro Forma
Revenues:
Product sales	$ 252,016	$ (42,761)	$ -		$ 209,255
Services	315,968	(222,965)	-		93,003
Total revenues	567,984	(265,726)	-		302,258
Cost of revenues:
Cost of product sales	184,512	(43,630)	-		140,882
Cost of services	201,056	(123,329)	-		77,727
Depreciation, amortization, and accretion	88,906	(59,972)	-		28,934
Impairments and other charges	14,445	(14,348)	-		97
Insurance recoveries	(643)	517	-		(126)
Total cost of revenues	488,276	(240,762)	-		247,514
Gross profit	79,708	(24,964)	-		54,744
General and administrative expense	89,807	(29,517)	-		60,290
Interest expense, net	53,073	(38,841)	(1,087)	(A)	13,145
Warrants fair value adjustment income	(327)	-	-		(327)
Other expense, net	2,141	(3,449)	9,376	(B)	8,068
Loss before taxes and discontinued operations	(64,986)	46,843	(8,289)		(26,432)
Provision for income taxes	3,800	(1,967)	(802)	(C)	1,031
Loss before discontinued operations	(68,786)	48,810	(7,487)		(27,463)
Discontinued operations:
Loss from discontinued operations, net of taxes	(155)	-	-		(155)
Net loss	(68,941)	48,810	(7,487)		(27,618)
Loss (income) attributable to noncontrolling interest	32,833	(32,957)	-		(124)
Net loss attributable to TETRA stockholders	$ (36,108)	$ 15,853	$ (7,487)		$ (27,742)
Basic and diluted net loss per common share:
Loss before discontinued operations attributable to TETRA stockholders	$ (0.29)				$ (0.22)
Loss from discontinued operations attributable to TETRA stockholders	─				─
Net loss attributable to TETRA stockholders	$ (0.29)				$ (0.22)
Average basic and diluted shares outstanding	125,789				125,789

TETRA Technologies, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Statements of Operations
Year Ended December 31, 2019
(In Thousands, Except Per Share Amounts)
	As Reported	Discontinued Operations	Pro Forma Adjustments		Pro Forma
Revenues:
Product sales	$ 435,768	$ (142,568)	$ -		$ 293,200
Services	602,165	(334,109)	-		268,056
Total revenues	1,037,933	(476,677)	-		561,256
Cost of revenues:
Cost of product sales	335,325	(128,734)	-		206,591
Cost of services	393,158	(188,547)	-		204,611
Depreciation, amortization, and accretion	124,226	(76,663)	-		47,563
Impairments and other charges	95,196	(3,160)	-		92,036
Insurance recoveries	(1,771)	555	-		(1,216)
Total cost of revenues	946,134	(396,549)	-		549,585
Gross profit	91,799	(80,128)	-		11,671
General and administrative expense	139,747	(43,123)	-		96,624
Goodwill impairment	25,784	-	-		25,784
Interest expense, net	73,230	(51,974)	(1,600)	(D)	19,656
Gain on Sale of Assets	(2,333)	-	-		(2,333)
Warrants fair value adjustment income	(1,624)	-	-		(1,624)
CCLP Series A Preferred Units fair value adjustment expense	1,309	(1,309)	-		-
Other (income) expense, net	(191)	556	(2,252)	(B)	(1,887)
Loss before taxes and discontinued operations	(144,123)	15,722	3,852		(124,549)
Provision (benefit) for income taxes	6,164	(3,529)	87	(E)	2,722
Loss before discontinued operations	(150,287)	19,251	3,765		(127,271)
Discontinued operations:
Loss from discontinued operations, net of taxes	(10,213)	-	-		(10,213)
Net loss	(160,500)	19,251	3,765		(137,484)
Loss (income) attributable to noncontrolling interest	13,087	(13,538)	-		(451)
Net loss attributable to TETRA stockholders	$ (147,413)	$ 5,713	$ 3,765		$ (137,935)
Basic and diluted net loss per common share:
Loss before discontinued operations attributable to TETRA stockholders	$ (1.09)				$ (1.02)
Loss from discontinued operations attributable to TETRA stockholders	(0.08)				(0.08)
Net loss attributable to TETRA stockholders	$ (1.17)				$ (1.10)
Average basic and diluted shares outstanding	125,600				125,600

TETRA Technologies, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Balance Sheet
September 30, 2020
(In Thousands)

	As Reported	Discontinued Operations	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$ 75,165	$ (16,699)	$ 9,047	(F)	$ 67,513
Restricted cash	59	-	-		59
Trade accounts receivable, net of allowances	108,222	(56,521)	-		51,701
Inventories	113,020	(33,981)	-		79,039
Prepaid expenses and other current assets	21,176	(6,584)	-		14,592
Total current assets	317,642	(113,785)	9,047		212,904
Property, plant, and equipment:
Land and building	39,534	(13,259)	-		26,275
Machinery and equipment	1,341,905	(978,422)	-		363,483
Automobiles and trucks	26,581	(7,904)	-		18,677
Chemical plants	60,195	-	-		60,195
Construction in progress	10,819	(8,817)	-		2,002
Total property, plant, and equipment	1,479,034	(1,008,402)	-		470,632
Less accumulated depreciation	(804,466)	435,902	-		(368,564)
Net property, plant, and equipment	674,568	(572,500)	-		102,068
Other assets:
Patents, trademarks and other intangible assets, net of accumulated amortization	68,350	(25,797)	-		42,553
Deferred tax assets	24	(24)	-		-
Operating lease right-of-use assets	78,867	(34,680)	-		44,187
Other assets	22,089	(4,638)	4,662	(G)	22,113
Total other assets	169,330	(65,139)	4,662		108,853
Total assets	$ 1,161,540	$ (751,424)	$ 13,709		$ 423,825

TETRA Technologies, Inc. and Subsidiaries
Unaudited Pro Forma Consolidated Balance Sheet
September 30, 2020
(In Thousands)
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$ 42,406	$ (19,404)	$ -		$ 23,002
Unearned income	7,310	(6,463)	-		847
Accrued liabilities	80,500	(44,750)	-		35,750
Current liabilities of discontinued operations	1,852	-	-		1,852
Total current liabilities	132,068	(70,617)	-		61,451
Long-term debt, net	843,216	(636,943)	(19,100)	(H)	187,173
Deferred income taxes	3,421	(1,620)	331	(I)	2,132
Asset retirement obligation	12,973	-	-		12,973
Warrants liability	123	-	-		123
Operating lease liabilities	64,200	(25,896)	-		38,304
Other liabilities	10,364	(17)	-		10,347
Total long-term liabilities	934,297	(664,476)	(18,769)		251,052
Equity:
TETRA stockholders' equity
Common stock	1,289	-	-		1,289
Additional paid-in capital	471,146	-	-		471,146
Treasury stock, at cost	(19,484)	-	-		(19,484)
Accumulated other comprehensive income loss	(54,634)	-	-		(54,634)
Retained deficit	(398,630)	78,719	32,478	(J)	(287,433)
Total TETRA stockholders' equity	(313)	78,719	32,478		110,884
Non-controlling interests	95,488	(95,050)	-		438
Total equity	95,175	(16,331)	32,478		111,322
Total liabilities and equity	$ 1,161,540	$ (751,424)	$ 13,709		$ 423,825

Pro Forma Adjustments

(A)	Reflects the interest savings from the assumed repayment of the Senior Term loan by $19.1 million based on an average rate of 7.6% for the period.

(B)	Reflects the change in fair value of and distributions from the retained units of the Partnership.

(C)	Reflects the income tax effect of pro forma adjustments based on the effective tax rate of 9.7% after considering the impact of the proforma adjustments on existing valuation allowances.

(D)	Reflects the interest savings from the assumed repayment of the Senior Term loan by $19.1 million based on an average rate of 8.4% for the period.

(E)	Reflects the income tax effect of pro forma adjustments based on the effective tax rate of 2.3% after considering the impact of the proforma adjustments on existing valuation allowances.

(F)	Reflects the increase in cash from sale proceeds of $28.1 million, less $19.1 million of assumed proceeds used for debt repayment.

(G)	Reflects the fair value of the retained common units of the Partnership as of September 30, 2020.

(H)	Reflects the decrease in long-term debt from the assumed repayment of the Senior Term loan with the $19.1 million of cash proceeds.

(I)	Reflects the increase in deferred tax liabilities related to the retained units of the Partnership after considering the impact of pro forma adjustments on existing valuation allowances.

(J)	Reflects the impact to the Company’s retained earnings from pro forma adjustments described in notes (F), (G), (H) and (I) above.